UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2020

GREENROSE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Woodbury Road, Suite #212 Woodbury, NY	11797
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 346-5270

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	GNRSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	GNRS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GNRSW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On February 10, 2020, the Registration Statement on Form S-1 (SEC File No. 333-235724) (the “Registration Statement”) relating to the initial public offering of units of Greenrose Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On February 10, 2020, the Company filed an amended and restated certificate of incorporation with the Secretary of the State of Delaware. On February 11, 2020, the Company entered into an Underwriting Agreement and various other agreements filed as exhibits to the Registration Statement. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated February 10, 2020, as filed with the SEC on February 11, 2020. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and Imperial Capital, LLC, as representative of the underwriters.

1.2	Business Combination and Marketing Agreement between the Company and Imperial Capital, LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Stock Escrow Agreement between the Company, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholder.

10.3	Registration Rights Agreement.

10.4	Subscription Agreement between the Company and Greenrose Associates LLC.

10.5	Subscription Agreement between the Company and Imperial Capital, LLC.

10.6	Administrative Services Agreement between the Company and Greenrose Associates LLC.

99.1	Press Release, dated February 11, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 11, 2020

GREENROSE ACQUISITION COP.

By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer

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